Exhibit 10.5


                              CERTIFICATE OF MERGER
                                       OF
                                 COMPUTRAC, INC.
                                      INTO
                            RAINMAKER SOFTWARE, INC.

     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

              Name                                   State of Incorporation
              ----                                   ----------------------
              Computrac, Inc.                        Texas
              Rainmaker Software, Inc.               Delaware

     SECOND: That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 252 of the General Corporation Law of Delaware.

     THIRD: That the name of the surviving corporation of the merger is Rainmaker Software, Inc., a Delaware corporation.

     FOURTH: That the Certificate of Incorporation of Rainmaker Software, Inc., a Delaware corporation which is surviving the merger, shall be the Certificate of Incorporation of the surviving corporation.

     FIFTH: That the executed Agreement of Merger is on file at an office of the surviving corporation, the address of which is:

                            Rainmaker Software, Inc.
                            c/o ASA International Ltd.
                            10 Speen Street
                            Framingham, MA 01701

     SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

     SEVENTH: The authorized capital stock of each foreign corporation which is a party to the merger is as follows:

                                         Number
Corporation         Class               of Shares      Par value per share
-----------         -----               ---------      -------------------

Computrac, Inc.     Common Stock       13,000,000      $0.01 par value per share
                    Preferred Stock     2,000,000      $1.00 par value per share

         IN WITNESS WHEREOF, the corporation has caused this Certificate of Merger to be signed by its Vice President on this 1st day of August, 2002.


                                         RAINMAKER SOFTWARE, INC.



                                         /s/Terrence C. McCarthy
                                         ------------------------------------
                                         Terrence C. McCarthy, Vice President

                                      E-34